                                                                    EXHIBIT 24.1



                               POWER OF ATTORNEY

         I, JERRY M. ARMSTRONG, in my individual capacity and as a director of Pogo Producing Company (the "Company"), do hereby appoint PAUL G. VAN WAGENEN and THOMAS E. HART, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to prepare, execute and file, in my name, place and stead in my individual capacity and as a director of the Company, such documents, reports and filings as may be necessary or advisable under the Securities Exchange Act of 1934, as amended (the "Act"), the Securities Act of 1933, as amended (the "Securities Act") or any other federal, state or local law regulating the Company including, without limitation, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1998, as prescribed by the Securities and Exchange Commission (the "Commission") pursuant to the Act, and the rules and regulations promulgated thereunder, with any and all exhibits and other documents relating thereto, any and all amendments to said Annual Report and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission.

         Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf any act whatsoever to accomplish the purpose and intent of the foregoing that said attorneys deem may be necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve any and all of such acts of said attorneys and each of them.

         IN WITNESS WHEREOF, I have executed this instrument on this 26th day of January, 1999.



                                             /s/ JERRY M. ARMSTRONG
                                             -----------------------------------
                                             Jerry M. Armstrong

                                POWER OF ATTORNEY

         I, TOBIN ARMSTRONG, in my individual capacity and as a director of Pogo Producing Company (the "Company"), do hereby appoint PAUL G. VAN WAGENEN and THOMAS E. HART, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to prepare, execute and file, in my name, place and stead in my individual capacity and as a director of the Company, such documents, reports and filings as may be necessary or advisable under the Securities Exchange Act of 1934, as amended (the "Act"), the Securities Act of 1933, as amended (the "Securities Act") or any other federal, state or local law regulating the Company including, without limitation, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1998, as prescribed by the Securities and Exchange Commission (the "Commission") pursuant to the Act, and the rules and regulations promulgated thereunder, with any and all exhibits and other documents relating thereto, any and all amendments to said Annual Report and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission.

         Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf any act whatsoever to accomplish the purpose and intent of the foregoing that said attorneys deem may be necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve any and all of such acts of said attorneys and each of them.

         IN WITNESS WHEREOF, I have executed this instrument on this 26th day of January, 1999.


                                             /s/ TOBIN ARMSTRONG
                                             -----------------------------------
                                             Tobin Armstrong

                               POWER OF ATTORNEY

         I, JACK S. BLANTON, in my individual capacity and as a director of Pogo Producing Company (the "Company"), do hereby appoint PAUL G. VAN WAGENEN and THOMAS E. HART, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to prepare, execute and file, in my name, place and stead in my individual capacity and as a director of the Company, such documents, reports and filings as may be necessary or advisable under the Securities Exchange Act of 1934, as amended (the "Act"), the Securities Act of 1933, as amended (the "Securities Act") or any other federal, state or local law regulating the Company including, without limitation, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1998, as prescribed by the Securities and Exchange Commission (the "Commission") pursuant to the Act, and the rules and regulations promulgated thereunder, with any and all exhibits and other documents relating thereto, any and all amendments to said Annual Report and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission.

         Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf any act whatsoever to accomplish the purpose and intent of the foregoing that said attorneys deem may be necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve any and all of such acts of said attorneys and each of them.

         IN WITNESS WHEREOF, I have executed this instrument on this 26th day of January, 1999.



                                             /s/ JACK S. BLANTON
                                             -----------------------------------
                                             Jack S. Blanton

                               POWER OF ATTORNEY

         WHEREAS, POGO PRODUCING COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-4 (the "Registration Statement") in order to register certain securities pursuant to the Act as have been approved by the Board of Directors pursuant to resolutions adopted thereby, and also to file any and all exhibits and other documents relating to said Registration Statement that are necessary or advisable;

         NOW THEREFORE, I, W. M. Brumley, Jr., in my capacity as a director of the Company, do hereby appoint PAUL G. VAN WAGENEN, JOHN W. ELSENHANS, and THOMAS E. HART, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to execute in my name, place and stead in my capacity as a director of the Company, said Registration Statement, any and all amendments to said Registration Statement and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf in my capacity as a director any act whatsoever that is necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve all of such acts of said attorneys and each of them.

         IN WITNESS WHEREOF, the undersigned has executed this instrument on this 8th day of February, 1999.



                                             /s/ W. M. BRUMLEY, JR.
                                             -----------------------------------
                                             W. M. Brumley, Jr.

                                POWER OF ATTORNEY

         I, JOHN B. CARTER, JR., in my individual capacity and as a director of Pogo Producing Company (the "Company"), do hereby appoint PAUL G. VAN WAGENEN and THOMAS E. HART, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to prepare, execute and file, in my name, place and stead in my individual capacity and as a director of the Company, such documents, reports and filings as may be necessary or advisable under the Securities Exchange Act of 1934, as amended (the "Act"), the Securities Act of 1933, as amended (the "Securities Act") or any other federal, state or local law regulating the Company including, without limitation, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1998, as prescribed by the Securities and Exchange Commission (the "Commission") pursuant to the Act, and the rules and regulations promulgated thereunder, with any and all exhibits and other documents relating thereto, any and all amendments to said Annual Report and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission.

         Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf any act whatsoever to accomplish the purpose and intent of the foregoing that said attorneys deem may be necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve any and all of such acts of said attorneys and each of them.

        IN WITNESS WHEREOF, I have executed this instrument on this 26th day of January, 1999.


                                             /s/ JOHN B. CARTER, JR.
                                             -----------------------------------
                                             John B. Carter, Jr.

                               POWER OF ATTORNEY

         I, WILLIAM L. FISHER, in my individual capacity and as a director of Pogo Producing Company (the "Company"), do hereby appoint PAUL G. VAN WAGENEN and THOMAS E. HART, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to prepare, execute and file, in my name, place and stead in my individual capacity and as a director of the Company, such documents, reports and filings as may be necessary or advisable under the Securities Exchange Act of 1934, as amended (the "Act"), the Securities Act of 1933, as amended (the "Securities Act") or any other federal, state or local law regulating the Company including, without limitation, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1998, as prescribed by the Securities and Exchange Commission (the "Commission") pursuant to the Act, and the rules and regulations promulgated thereunder, with any and all exhibits and other documents relating thereto, any and all amendments to said Annual Report and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission.

         Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf any act whatsoever to accomplish the purpose and intent of the foregoing that said attorneys deem may be necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve any and all of such acts of said attorneys and each of them.

         IN WITNESS WHEREOF, I have executed this instrument on this 26th day of January, 1999.


                                             /s/ WILLIAM L. FISHER
                                             -----------------------------------
                                             William L. Fisher

                               POWER OF ATTORNEY

         I, GERRIT W. GONG, in my individual capacity and as a director of Pogo Producing Company (the "Company"), do hereby appoint PAUL G. VAN WAGENEN and THOMAS E. HART, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to prepare, execute and file, in my name, place and stead in my individual capacity and as a director of the Company, such documents, reports and filings as may be necessary or advisable under the Securities Exchange Act of 1934, as amended (the "Act"), the Securities Act of 1933, as amended (the "Securities Act") or any other federal, state or local law regulating the Company including, without limitation, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1998, as prescribed by the Securities and Exchange Commission (the "Commission") pursuant to the Act, and the rules and regulations promulgated thereunder, with any and all exhibits and other documents relating thereto, any and all amendments to said Annual Report and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission.

         Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf any act whatsoever to accomplish the purpose and intent of the foregoing that said attorneys deem may be necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve any and all of such acts of said attorneys and each of them.

         IN WITNESS WHEREOF, I have executed this instrument on this 27th day of January, 1999.



                                             /s/ GERRIT W. GONG
                                             -----------------------------------
                                             Gerrit W. Gong

                                POWER OF ATTORNEY

         I, J. STUART HUNT, in my individual capacity and as a director of Pogo Producing Company (the "Company"), do hereby appoint PAUL G. VAN WAGENEN and THOMAS E. HART, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to prepare, execute and file, in my name, place and stead in my individual capacity and as a director of the Company, such documents, reports and filings as may be necessary or advisable under the Securities Exchange Act of 1934, as amended (the "Act"), the Securities Act of 1933, as amended (the "Securities Act") or any other federal, state or local law regulating the Company including, without limitation, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1998, as prescribed by the Securities and Exchange Commission (the "Commission") pursuant to the Act, and the rules and regulations promulgated thereunder, with any and all exhibits and other documents relating thereto, any and all amendments to said Annual Report and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission.

         Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf any act whatsoever to accomplish the purpose and intent of the foregoing that said attorneys deem may be necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve any and all of such acts of said attorneys and each of them.

         IN WITNESS WHEREOF, I have executed this instrument on this 26th day of January, 1999.



                                             /s/ J. STUART HUNT
                                             -----------------------------------
                                             J. Stuart Hunt

                               POWER OF ATTORNEY

         I, FREDERICK A. KLINGENSTEIN, in my individual capacity and as a director of Pogo Producing Company (the "Company"), do hereby appoint PAUL G. VAN WAGENEN and THOMAS E. HART, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to prepare, execute and file, in my name, place and stead in my individual capacity and as a director of the Company, such documents, reports and filings as may be necessary or advisable under the Securities Exchange Act of 1934, as amended (the "Act"), the Securities Act of 1933, as amended (the "Securities Act") or any other federal, state or local law regulating the Company including, without limitation, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1998, as prescribed by the Securities and Exchange Commission (the "Commission") pursuant to the Act, and the rules and regulations promulgated thereunder, with any and all exhibits and other documents relating thereto, any and all amendments to said Annual Report and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission.

         Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf any act whatsoever to accomplish the purpose and intent of the foregoing that said attorneys deem may be necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve any and all of such acts of said attorneys and each of them.

         IN WITNESS WHEREOF, I have executed this instrument on this 26th day of January, 1999.




                                             /s/ FREDERICK A. KLINGENSTEIN
                                             -----------------------------------
                                             Frederick A. Klingenstein

                               POWER OF ATTORNEY

         I, JACK A. VICKERS, in my individual capacity and as a director of Pogo Producing Company (the "Company"), do hereby appoint PAUL G. VAN WAGENEN and THOMAS E. HART, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to prepare, execute and file, in my name, place and stead in my individual capacity and as a director of the Company, such documents, reports and filings as may be necessary or advisable under the Securities Exchange Act of 1934, as amended (the "Act"), the Securities Act of 1933, as amended (the "Securities Act") or any other federal, state or local law regulating the Company including, without limitation, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1998, as prescribed by the Securities and Exchange Commission (the "Commission") pursuant to the Act, and the rules and regulations promulgated thereunder, with any and all exhibits and other documents relating thereto, any and all amendments to said Annual Report and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission.

         Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf any act whatsoever to accomplish the purpose and intent of the foregoing that said attorneys deem may be necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve any and all of such acts of said attorneys and each of them.

         IN WITNESS WHEREOF, I have executed this instrument on this 26th day of January, 1999.




                                             /s/ JACK A. VICKERS
                                             -----------------------------------
                                             Jack A. Vickers